UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ALDEYRA THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 23, 2023

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Aldeyra Therapeutics, Inc. that will be held on Friday, June 30, 2023 at 8:00 a.m. local time, at the offices of Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, Massachusetts 02421.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our annual report on Form 10-K for the year ended December 31, 2022. We encourage you to read this information carefully. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing your proxy card, in each case by following the instructions included with the proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person.

Thank you for your ongoing support of Aldeyra.

Very truly yours,

Todd C. Brady, M.D., Ph.D.

Chief Executive Officer, President and Director

ALDEYRA THERAPEUTICS, INC.

131 HARTWELL AVENUE, SUITE 320

LEXINGTON, MASSACHUSETTS 02421

NOTICE OF ANNUAL MEETING

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Friday, June 30, 2023 at 8:00 a.m. local time.

Place:	Offices of Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, Massachusetts 02421.

Items of Business:

Proposal 1: To elect the two directors named in the proxy statement accompanying this notice to serve as Class III directors until the annual meeting held in 2026, or until their successors are duly elected and qualified.

Proposal 2: To ratify the appointment of BDO USA, LLP as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2023.
Proposal 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in this proxy statement.
Proposal 4: To approve the adoption of the Aldeyra Therapeutics, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) as described in this proxy statement.
To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on May 9, 2023.

Voting:	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet, by telephone or by mailing your proxy card, in each case by following the instructions included with the proxy card. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers about Procedural Matters.”

If you have any questions regarding this information or the proxy materials, please visit our website at www.aldeyra.com or contact Bruce Greenberg, our Senior Vice President Finance, Interim Chief Financial Officer, at (781) 257-3046.

All stockholders of record are cordially invited to attend the Annual Meeting.

By order of the Board of Directors,

Todd C. Brady, M.D., Ph.D.

Chief Executive Officer, President and Director

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 30, 2023: The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available free of charge at www.proxyvote.com.

ALDEYRA THERAPEUTICS, INC.

131 Hartwell Avenue, Suite 320

Lexington, Massachusetts 02421

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our Board of Directors for use at the 2023 Annual Meeting of Stockholders (the Annual Meeting) to be held at 8:00 a.m. local time on Friday, June 30, 2023, and any postponements or adjournments thereof. The Annual Meeting will be held at the offices of Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, Massachusetts 02421. Beginning on or about May 23, 2023, we mailed the proxy materials to our stockholders. As used in this proxy statement, the terms “Aldeyra,” the “Company,” “we,” “us,” and “our” mean Aldeyra Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:

Our Board of Directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Friday, June 30, 2023 at 8:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to begin mailing these proxy materials on or about May 23, 2023 to all stockholders of record entitled to vote at the Annual Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (the “SEC”) rules and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This proxy statement for the Annual Meeting;

•	Our annual report on Form 10-K for the year ended December 31, 2022 (the 2022 Annual Report); and

•	The proxy card or a voting instruction form for the Annual Meeting.

Q:	Will I receive any other proxy materials?

A:

Rules adopted by the SEC allow companies to send stockholders a notice of internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of proxy materials to our stockholders. However, in the future we may take advantage of the internet distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of annual meeting and proxy statement online. They would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Q:	What information is contained in this proxy statement?

A:

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be held at the offices of Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, Massachusetts 02421.

Q:	Can I attend the Annual Meeting?

A:

You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of May 9, 2023 (the Record Date). Admission will begin at 7:30 a.m. local time on the date of the Annual Meeting, and, if the meeting is held in person, you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting if held in person. The meeting will begin promptly at 8:00 a.m. local time.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Stockholders of record - If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST), you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting

Beneficial owners - Many Aldeyra stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee (commonly referred to as being held in “street name”), you are considered the “beneficial owner” of such shares. The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote generally in the election of directors will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter. Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 58,576,350 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder shares of our common stock will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record - If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•	Via the Internet - You may vote by proxy via the Internet, by following the instructions provided in the proxy card.

•	By Telephone - You may vote by proxy by telephone by calling the toll free number found on the proxy card.

•	By Mail - You may vote by completing, signing and dating the enclosed proxy card and returning it in the envelope provided.

Beneficial owners - If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your proxy materials or other information forwarded by your bank or broker to see which voting options are available to you.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record - If you are a stockholder of record and you:

•	Indicate when voting via the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•

Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners - If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. However, several large brokers, including brokers such as TD Ameritrade and Charles Schwab, have announced that they were eliminating the practice of discretionary voting of uninstructed shares, including on matters generally identified as “routine”. Therefore, if you hold your shares through such brokerage firms, then your shares might not be voted, even for “routine” matters if you do not give voting instructions to your broker. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	What proposals will be voted on at the Annual Meeting?

A:

The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, our Board of Directors recommendation with respect to such proposals, the vote required for such proposals to be approved and whether broker discretionary voting is allowed on such proposal.

Proposal		Board Recommendation	Vote Required	Broker Discretionary Voting Allowed
Proposal 1:	Elect two directors to serve as Class III directors until the 2026 Annual Meeting of Stockholders	FOR	Plurality	No
Proposal 2:	Ratify the appointment of BDO USA, LLP as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2023	FOR	Majority Present	Yes
Proposal 3:	Approve, on a non-binding, advisory basis, the compensation of our named executive officers.	FOR	Majority Present	No
Proposal 4:	Approve the adoption of the Aldeyra Therapeutics, Inc. 2023 Equity Incentive Plan.	FOR	Majority Present	No

“Plurality” means that the nominees for director receiving the greatest number of “FOR” votes will be elected. Withheld votes and “broker non-votes” will have no effect on the election of a nominee.

“Majority Present” means the affirmative (FOR) vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal.

Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

Even though your vote on Proposal 3 is advisory and therefore will not be binding on us, the Board of Directors or its compensation committee will review the voting results and take them into consideration when making future decisions regarding executive compensation of our named executive officers.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:

Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted via the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote. If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers, and employees may also solicit proxies in person or by other means of communication. Such directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Aldeyra or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate in individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials - Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2024 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than January 24, 2024, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting - In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting, and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below). The “Notice Deadline” is defined as that date which is not less than 45 nor more than 75 days prior to the one-year anniversary of the date that that we mailed our proxy materials for the previous year’s annual meeting. As a result, the Notice Deadline for the 2024 annual meeting of stockholders is between February 10, 2024 and March 11, 2024. If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 1, 2024.

Recommendation of director candidates - You may recommend candidates to our Board of Directors for consideration by our nominating/corporate governance committee by following the procedures set forth below in “Corporate Governance - Board Committees - Nominating/Corporate Governance Committee.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	What does it mean if multiple members of my household are stockholders but we only received one full set of proxy materials in the mail?

A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Aldeyra’s principal executive offices?

A:	Our principal executive offices are located at 131 Hartwell Avenue, Suite 320, Lexington, Massachusetts 02421. The telephone number at that location is 781-761-4904.

Any written requests for additional information, copies of the proxy materials and 2022 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board of Directors, communications to our Board of Directors, or any other communications should be sent to the address above.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Board of Directors is currently comprised of seven members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the Board of Directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees for Election as Class III Directors at the Annual Meeting

This year’s nominees for election to the Board of Directors as our Class III directors to serve for a term of three years expiring at the 2026 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, are provided below. All of the nominees listed below are currently our directors. The age of each director as of May 9, 2023 is set forth below. Each of the nominees has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Director Since
Todd C. Brady, M.D., Ph.D.	51	2005
Martin J. Joyce, M.B.A.	69	2013

The following is additional information about each of the nominees as of the date of this proxy statement, including their business experience; public company director positions held currently or at any time during the last five years; involvement in certain legal or administrative proceedings, if applicable; and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our Board of Directors to determine that the nominees should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Todd C. Brady, M.D., Ph.D.	51	Dr. Brady has served as our President and Chief Executive Officer since January of 2012 and as a member of our Board since 2005. Prior to Aldeyra, Dr. Brady served as Entrepreneur in Residence at Domain Associates, LLC, a leading healthcare venture capital firm, where he was a Principal from 2004 to 2013. Dr. Brady currently serves on the board of directors of Evoke Pharma, Inc., a publicly traded healthcare company. Dr. Brady holds a Ph.D. in pathology from Duke University Graduate School, a M.D. from Duke University Medical School, and an A.B. from Dartmouth College in Philosophy and Psychology. Dr. Brady’s extensive knowledge of our business, as well as his years of experience in the biotechnology industry, including executive leadership in several biotechnology companies, contributed to our conclusion that he should serve as a director of our company.

Name	Age	Principal Occupation and Business Experience
Martin J. Joyce, M.B.A.	69	Mr. Joyce has served as member of our Board since October 2013. Mr. Joyce’s professional background includes leadership roles in public and private, medical device, biotechnology, and pharmaceutical companies from start-up stage to over $500 million in annual revenue. He has experience in public equity financings, business development, SEC reporting, strategic planning, mergers, acquisitions, investor relations, and biotechnology operations. Since 2012, Mr. Joyce has served as a consultant to the life science industry assisting biotechnology and pharmaceutical companies in strategic planning, fund raising, and operations. From March 2011 to July 2012, Mr. Joyce was Chief Financial Officer at Lucid Inc., an early stage skin cancer diagnostic company. Previously, Mr. Joyce served as Executive Vice President and Chief Financial Officer of BioSphere Medical from January 2006 through September 2010 and as BioSphere’s Chief Financial Officer and Vice President from September 2004 to January 2006. From January 2001 to September 2004, Mr. Joyce served as Managing Partner of Stratex Group LLC, a provider of biopharmaceutical executive services to early-stage companies and venture investors. From 1996 to January 2001, Mr. Joyce was North American Chief Financial Officer for Serono Inc. a biotechnology company. From April 1987 to 1996, Mr. Joyce held a variety of senior level positions within Serono in finance, sales, marketing and manufacturing. Mr. Joyce was previously employed at Millipore Corporation, a high technology bioscience company. Mr. Joyce received a B.S. in finance from Northeastern University and a M.B.A. from Suffolk University, Boston, Massachusetts. Mr. Joyce’s extensive knowledge of our business and history, experience in multiple publicly traded and privately-held companies, and expertise in developing and financing numerous biopharmaceutical companies contributed to our conclusion that he should serve as a director of our company.

Required Vote and Recommendation of the Board of Directors for Proposal 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our Class III directors. The two nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the Board of Directors as Class III directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director. Shares represented by signed proxy cards will be voted on Proposal 1 “FOR” the election of Todd C. Brady, M.D., Ph.D. and Martin J. Joyce, M.B.A. to the Board of Directors at the Annual Meeting, unless otherwise marked on the card. A broker non-vote or a properly executed proxy marked “WITHHOLD” with respect to the election of a Class III director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS III NOMINEES NAMED ABOVE.

Continuing Directors Not Standing for Election

Certain information about those directors whose terms do not expire at the Annual Meeting is furnished below, including their business experience; public company director positions held currently or at any time during the last five years; involvement in certain legal or administrative proceedings, if applicable; and the experiences, qualifications, attributes, or skills that caused the nominating/corporate governance committee and our Board of Directors to determine that the directors should serve as one of our directors. The age of each director as of May 9, 2023 is set forth below.

Incumbent Class I Directors Whose Term Expires in 2024

Name	Age	Principal Occupation and Business Experience
Ben R. Bronstein, M.D.	73	Dr. Bronstein has served as a member of our Board since 2010. Since 1999, Dr. Bronstein has been an independent consultant providing advisory services to companies in the life sciences industry. From 2017 to 2018, Dr. Bronstein served as Executive Vice President, Clinical Development at Aclaris Therapeutics, Inc. Prior to his time at Aclaris, Dr. Bronstein served as the interim Chief Medical Officer at Sentien Biotechnologies, Inc. from 2016 to 2017. Dr. Bronstein is a board-certified pathologist and dermatopathologist, with over 20 publications. Dr. Bronstein began his professional career on the staff of the Massachusetts General Hospital and on the faculty of Harvard Medical School. He has spent the past 33 years in entrepreneurial and management roles in life science companies and venture capital firms. Dr. Bronstein has founded or held senior management positions at several venture-backed life science companies including: Aldeyra; BioSurface Technology, Inc., a regenerative medicine company; Peptimmune, Inc., an immunotherapeutics company (a spinout from Harvard and MIT); and Vidus Ocular, Inc., a Yale University spinout developing an implantable device for the treatment of glaucoma. Dr. Bronstein has served as Chief Medical Officer of Stealth BioTherapeutics, Inc., as a Visiting Scholar at the Wyss Institute of Biologically Inspired Engineering at Harvard Medical School, and as a founder and Senior Vice President of Access BridgeGap Ventures, the life science investment unit of Access Industries, Inc. Dr. Bronstein serves on the board of directors of Cleveland Diagnostics, Inc. where he is non-executive chair. Dr. Bronstein received his M.D. and M.B.A. from Boston University. Dr. Bronstein’s extensive knowledge of our business and history, experience as a board member and executive of biotechnology companies, and expertise in developing and financing numerous biopharmaceutical companies contributed to our conclusion that he should serve as a director of our company.

Name	Age	Principal Occupation and Business Experience
Nancy B. Miller-Rich	64	Ms. Miller-Rich has been a member of our Board since January 2020. She is Chief Executive of Miller-Rich Associates, a pharmaceutical industry consultancy she founded in 2017. Previously, she served as Senior Vice-President, Global Human Health Business Development & Licensing, Strategy and Commercial Support at Merck Pharmaceuticals. At Merck, Ms. Miller-Rich had direct P&L involvement in the $38 billion pharmaceutical division and closed approximately 300 deals producing $10 billion of value creation. Prior to Merck, she worked for Schering-Plough Corporation, where she was Senior Vice President, Global Human Health Business Development & Licensing, Strategy and Commercial Support from 2013 to 2017 and Group Vice President, Consumer Care Global New Ventures and Strategic Commercial Development from 2007 to 2013. Prior to joining Schering-Plough in 1990, Ms. Miller-Rich served in a variety of commercial and marketing roles at Sandoz Pharmaceuticals and Sterling Drug, Inc. She is a director of Intercept Pharmaceuticals, Inc. and 4D Molecular Therapeutics, Inc., and previously served as a director of Kadmon Holdings. Ms. Miller-Rich also serves as a board member of a number of private and not-for-profit entities. Ms. Miller-Rich received her B.S. in Business Administration, Marketing from Ithaca College in Ithaca, New York. Ms. Miller-Rich’s public company experience and strong background in areas such as licensing, joint ventures, and global commercial development contributed to our conclusion that she should serve as a director of our company.

Incumbent Class II Directors Whose Term Expires in 2025

Name	Age	Principal Occupation and Business Experience
Richard H. Douglas, Ph.D.	70	Dr. Douglas has served on our Board since September 2016. Dr. Douglas was formerly Senior Vice President, Corporate Development of Genzyme Corporation. From 1989 to 2011, he led Genzyme Corporation’s Corporate Development team, and was involved in numerous acquisitions, licenses, financings, joint ventures, and strategic alliances. From 1982 until its merger with Genzyme Corporation in 1989 (now Sanofi Genzyme), Dr. Douglas served in science and corporate development capacities at Integrated Genetics. Currently, Dr. Douglas is on the board of directors of Novavax, Inc., a publicly-traded clinical-stage vaccine company; MaxCyte, Inc., a publicly traded instrument and immunotherapeutic company; and the University of Michigan Technology Transfer National Advisory Board. Dr. Douglas received a B.S. in chemistry from the University of Michigan and a Ph.D. in biochemistry from the University of California, Berkeley, and he was a postdoctoral fellow in Leroy Hood’s laboratory at the California Institute of Technology. Dr. Douglas’s extensive knowledge of our business; experience as a board member of publicly-traded biotechnology companies; substantial scientific background; and expertise in developing, financing and providing strong executive leadership within the pharmaceutical industry contributed to our conclusion that he should serve as a director of our company.

Name	Age	Principal Occupation and Business Experience
Gary M. Phillips, M.D.	57	Dr. Phillips has served as a member of our Board since May 2009. Dr. Phillips has served as Chief Business Officer of Anaveon AG since May 2022. Prior to that, he was President & CEO of OrphoMed, Inc. from 2018 to 2022 and Executive Vice President & Chief Strategy Officer at Mallinckrodt Pharmaceuticals plc from 2013 to 2018. Previously, Dr. Phillips held the dual roles of president, U.S. surgical and pharmaceuticals and global head of pharmaceuticals at Bausch & Lomb. Additionally, he has served as the head of global health at the World Economic Forum in Geneva and was president of Reckitt Benckiser Pharmaceuticals, Inc. (now Indivior). He has also held executive roles at Merck KGaA, Novartis, and Wyeth (now Pfizer). He was a healthcare strategy managing consultant at Towers Perrin (now Willis Towers Watson) and a medical officer with the United States Navy, from which he was honorably discharged as a lieutenant commander. Dr. Phillips was educated at the University of Pennsylvania, where he received an M.D. (Alpha Omega Alpha) from the School of Medicine, an M.B.A. from the Wharton School, and B.A. (summa cum laude, Phi Beta Kappa) in biochemistry from the College of Arts and Sciences. He completed postgraduate medical education at Naval Medical Center San Diego and maintains an active medical license. Dr. Phillips’ extensive knowledge of our business and history, and his experience in pharmaceutical strategy at multiple multinational companies, contributed to our conclusion that he should serve as a director of our company.

Neal S. Walker, D.O.	53	Dr. Walker has served on our Board since June 2013. Dr. Walker is the Chair of the board of directors at Aclaris Therapeutics, Inc., a publicly-traded drug development company, having previously served as President and Chief Executive Officer until December 2022. He is a board certified dermatologist and serial entrepreneur with over 25 years of experience in the biopharmaceutical industry. Prior to founding Aclaris Therapeutics, Inc. in 2012, he was co-founder, President and CEO of Vicept Therapeutics, Inc. (acquired by Allergan, Inc.) from 2009 to 2012. Dr. Walker has co-founded and led a number of life science companies: Octagon Research Solutions, Inc., a software and services provider to biopharmaceutical companies (acquired by Accenture plc); Trigenesis Therapeutics, Inc., a specialty dermatology company where he served as Chief Medical Officer (acquired by Dr. Reddy’s Laboratories Ltd); and Cutix Inc., a commercial dermatology company that markets PreSun®, a sunscreen brand acquired from Bristol-Myers Squibb Co. He began his pharmaceutical industry career at Johnson & Johnson, Inc. In addition to Aclaris, Dr. Walker currently is also on the board of directors of Zoomi, Inc, and Myota, Inc. Dr. Walker previously served on the board of directors for Octagon, a contract research organization. He is also on the Advisory Board of Flexible Medical Systems LLC, a privately held medical device company. Dr. Walker received his M.B.A. from The Wharton School of the University of Pennsylvania, his D.O. from Philadelphia College of Osteopathic Medicine, and a B.A. in Biology from Lehigh University. Dr. Walker’s experience as a founder of a number of healthcare companies, strong background in clinical and product development, and substantial knowledge of the pharmaceutical industry contributed to our conclusion that he should serve as a director of our company.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our Board of Directors.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of BDO USA, LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2022. BDO USA, LLP has audited our financial statements since the fiscal year ended December 31, 2013.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Aldeyra and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023. Our audit committee is submitting the selection of BDO USA, LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive a “FOR” vote from the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting on the proposal, the audit committee would reconsider the appointment. Abstentions and broker non-votes will have the same effect as a vote “Against” this matter.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by BDO USA, LLP during the years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees(1)	$391,850	$565,936
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$391,850	$565,936

(1)

Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements; review of our quarterly financial statements; and audit services provided in connection with other regulatory or statutory filings for which we have engaged BDO USA, LLP, including the consents issued for our registration statements, and securities offerings. The decrease in audit fees in 2022 compared to 2021 was due to, among other things, a decrease in financing activity.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval if needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, our Board of Directors is providing the stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the section below entitled “Executive Officer Compensation” and accompanying compensation tables, and as discussed in the related narrative disclosure below. This advisory vote is commonly referred to as a “say-on-pay” vote and occurs on an annual basis, with the next such advisory vote being scheduled for the 2024 annual meeting of stockholders. Stockholders may express their views on the design and effectiveness of our executive compensation program by voting “For” or “Against” approval, on a non-binding, advisory basis, of the compensation of our named executive officers, or may abstain. This vote is not intended to address any specific element of compensation, but rather the overall compensation of the named executive officers.

From our stockholder engagement effort during 2022 and 2023, along with feedback we received during investor meetings throughout the year and input from our professional advisers concerning executive compensation trends, our major stockholders have not expressed significant concerns about the general design of our equity incentive program, which consists of grants of stock options and restricted stock units as the primary incentive vehicles. Please read the section below entitled “Executive Officer Compensation - Stockholder Engagement.”

The goal of our executive compensation program is to enable us to attract, recruit, and retain qualified employees who have the collective and individual abilities necessary to run our business to meet the challenges we face, and to focus those executives on achieving results that enhance the value of our stockholders’ investment. Annual variable compensation and long-term equity incentives are significant components of our executive compensation program, and are designed to focus our executive team on those financial goals that we believe are most closely related to stockholder value. We believe our compensation policies and procedures demonstrate a strong link between pay and performance. Please read the section below entitled “Executive Officer Compensation” and the compensation tables and narrative that follow for additional details about our executive compensation program, including information about the fiscal 2022 compensation of our named executive officers.

Required Vote and Recommendation of the Board of Directors for Proposal 3

A “FOR” vote from the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have the same effect as a vote “Against” this matter.

Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board of Directors or compensation committee. However, the compensation committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

APPROVAL OF THE ADOPTION OF THE ALDEYRA

THERAPEUTICS, INC. 2023 EQUITY INCENTIVE

PLAN

The Background of the 2023 Equity Incentive Plan

We are asking stockholders to approve our 2023 Equity Incentive Plan (the “2023 Plan”). Our board of directors has approved the 2023 Plan, subject to stockholder approval at our 2023 Annual Meeting. If approved by our stockholders, the 2023 Plan will become effective on the date of our 2023 Annual Meeting (the “Effective Date”).

The Aldeyra Therapeutics, Inc. 2013 Equity Incentive Plan, as amended (the “Prior Plan”), was originally adopted by our board of directors on September 8, 2013 and has a ten year term which expires on September 8, 2023. The use of equity awards under the Prior Plan has been a key component of our compensation program. The ability to grant equity-based compensation awards is critical to attract, retain and motivate our eligible service providers, to reinforce an ownership culture and a commitment to our long-term success, and to continue to align the interests of participants to those of the our stockholders. The approval of the 2023 Plan is necessary to allow us to continue to grant equity awards to eligible service providers.

Purpose of the 2023 Plan

We use equity compensation to attract and retain employees, consultants and non-employee directors, to create a link to stockholder interests through their stock ownership and to conserve cash resources. For these reasons, we believe the 2023 Plan is critical to our long-term success.

Reasons for the Proposal to Approve the 2023 Plan

Stockholder approval of the 2023 Plan is necessary in order for us to (1) meet the stockholder approval requirements of Nasdaq and (2) grant incentive stock options (“ISOs”). Stockholders are also being asked to approve an annual limitation on the compensation paid to non-employee directors.

Consequences if the 2023 Plan is Not Approved

The Prior Plan terminates on September 8, 2023, the tenth anniversary of the date our board of directors originally adopted the Prior Plan. If the 2023 Plan is not approved by our stockholders, the 2023 Plan will not become effective and we will not be able to grant any further equity awards following the termination of the Prior Plan. We believe our ability to recruit, retain and incentivize top talent will be adversely affected if the 2023 Plan is not approved. If we are not able to grant equity awards, we will be forced to increase the cash component of our compensation programs, which we believe will adversely impact our business.

Overhang

As of March 31, 2023, outstanding awards under Prior Plan covered 7,640,146 shares, which represented approximately 13% of our outstanding shares of common stock as of such date. If the 2023 Plan is approved, the 5,450,000 newly authorized shares requested would increase equity award overhang to approximately 18%.

Overhang is calculated as the total of (a) shares underlying outstanding awards plus shares of common stock available for issuance under future equity awards, divided by (b) the total shares of common stock outstanding plus shares underlying outstanding awards plus shares available for issuance under future equity awards. The number of shares available for issuance under future equity awards excludes the 6,872,672 shares available for grant under the Prior Plan since, as stated below, upon approval of the 2023 Equity Incentive Plan no further shares will be granted as awards under the Prior Plan and the remaining shares reserved under the Prior Plan will be cancelled.

The following table includes information regarding outstanding equity awards and shares available for future awards under the Prior Plan as of March 31, 2023.

No further shares will be granted as awards under the Prior Plan between March 31, 2023 and June 30, 2023, the date of this annual meeting, unless the 2023 Equity Incentive Plan is not approved by our stockholders. If our stockholders approve the 2023 Equity Incentive Plan, no new awards will be granted under the Prior Plan and the remaining shares reserve under the Prior Plan will be cancelled.

Total shares of common stock available for grant under the Prior Plan	6,872,672
Total number of outstanding appreciation awards	6,432,046
Weighted average exercise price of outstanding appreciation awards	$6.04
Weighted average remaining contractual life of outstanding appreciation awards	6.88
Total shares underlying outstanding unvested full value awards	1,208,100
Total shares of common stock outstanding	58,576,350

Material Terms of the 2023 Plan

The following is a summary of the principal features of the 2023 Plan. This summary is not a complete description of all of the provisions of the 2023 Plan. It is qualified in its entirety be reference to the full text of the 2023 Plan, a copy of which has been filed with the SEC with this Proxy Statement as Appendix A. To the extent there is a conflict between the terms of this summary and the 2023 Plan, the terms of the 2023 Plan will control. Any stockholder who desires to obtain a copy of the 2023 Plan may do so by written request to Aldeyra at 131 Hartwell Avenue, Suite 320, Lexington, MA 02421, Attn: Secretary.

Share Reserve. The number of shares of our common stock that may be issued under the 2023 Plan is equal to the sum of (a) 5,450,000 shares and (b) shares that are subject to awards granted under the Prior Plan that are outstanding on or after the Effective Date and that are subsequently forfeited, cancelled or expire before being exercised or settled in full and thereupon become available for grant under the Plan.

In general, to the extent that awards under the 2023 Plan are forfeited, cancelled or expire for any reason before being exercised or settled in full, the shares subject to such awards shall again become available for issuance under the 2023 Plan. If restricted shares or shares issued upon exercise of options are reacquired by us pursuant to a forfeiture provision or, subject to the limitations on repricings in the 2023 Plan, a repurchase right at no greater than their original exercise or purchase price (if any), then such shares shall again become available for issuance under the 2023 Plan. Further, to the extent an award is settled in cash rather than shares, the cash settlement shall not reduce the number of shares available for issuance under the 2023 Plan.

Notwithstanding the foregoing, the following shares shall not again become available for issuance under the 2023 Plan: (i) shares subject to an award not delivered to a participant because the award is exercised through a reduction of shares subject to the award, (ii) if a SAR is settled in shares, the number of shares subject to the SAR that are not delivered to the participant upon such settlement, (iii) shares subject to an award not delivered to a participant because such shares are withheld to satisfy tax withholding obligations related to the award or are applied to pay the exercise price of an option or SAR, (iv) shares tendered by a participant to pay the exercise price of an option or SAR, or (v) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of an option.

In addition, the number of shares that we may issue under the 2023 Plan will not be reduced by the number of shares subject to any awards we grant in substitution or assumption of any outstanding awards that were previously issued by a corporation acquired by us, provided that shares subject to any award that is assumed or substituted by us will not again become available for grant to the extent the assumed or substituted award is later forfeited, expired or settled in cash.

Administration. The 2023 Plan will be administered by our board of directors or by one or more committees to which the board of directors delegates such administration (as applicable, the “Administrator”). Subject to the terms of the 2023 Plan, the Administrator will have complete discretion to make all decisions relating to the 2023 Plan and outstanding awards, including modifying outstanding awards subject to the limitations on repricings in the 2023 Plan.

Eligibility. Employees (including officers), non-employee directors and consultants who render services to Aldeyra or its affiliates (whether now existing or subsequently established) are eligible to receive awards under the 2023 Plan. As of March 31, 2023, approximately 21 persons (including 3 executive officers and 6 non-employee directors) would be eligible to participate in the 2023 Plan.

Types of Awards. Our 2023 Plan provides for the following types of awards:

•	incentive and nonstatutory stock options;

•	stock appreciation rights;

•	restricted stock awards;

•	restricted stock units;

•	performance cash awards; and

•	other awards.

Incentive Stock Option Limit. No more than 5,450,000 shares of our common stock may be issued under the 2023 Plan upon the exercise of ISOs.

Performance Cash Award Limit: No participant shall be paid more than $5,000,000 in cash in any fiscal year pursuant to performance cash awards.

Annual Limitation on Compensation of Non-Employee Directors. The aggregate grant date fair value of awards granted to each non-employee director during any fiscal year, together with the value of any cash compensation paid to the non-employee director during such fiscal year, may not exceed $750,000. This limit is increased to $1,000,000 in the fiscal year a non-employee director is initially appointed or elected to the board of directors. Compensation paid to an individual for services as an employee or consultant will not count towards these limitations.

No Repricings. Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the Administrator nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow an optionee to surrender an outstanding option or SAR to us as consideration for the grant of a new option or SAR with a lower exercise price or the grant of another type of award the effect of which is to reduce the exercise price of any outstanding option or SAR or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of NASDAQ.

Stock Options and Stock Appreciation Rights. The per share exercise price for options granted under the 2023 Plan may not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. The exercise price of options granted under the 2023 Plan may be paid in cash or, with the Administrator’s consent and as set forth in the applicable agreement:

•	with shares that the optionee already owns;

•	by an immediate sale of the option shares through a broker approved by us;

•	by a net exercise procedure; or

•	by any other form consistent with applicable laws, regulations and rules.

An optionee who exercises a SAR receives the increase in value of a share of our common stock over the exercise price. The exercise price for SARs may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. Amounts paid with respect SARs may be made in cash, in shares, or any combination thereof.

Options and SARs vest as determined by the Administrator at the time of grant. Options and SARs expire at the time determined by the Administrator but in no event more than ten years from the date of grant. They generally expire earlier if the optionee’s service terminates prior to the expiration of the original term. For the avoidance of doubt, no dividends or dividend equivalents will be paid or credited to an unvested and unexercised Option or SAR.

The aggregate fair market value, determined at the time of grant, of shares of our common stock that are exercisable with respect to ISOs for the first time by an optionee during any calendar year under all of our equity plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Shares. Restricted shares may be granted under the 2023 Plan in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) subject to the limitation on repricings in the 2023 Plan, cancellation of other equity awards, (e) promissory notes or (f) any other form of legal consideration approved by the Administrator. Restricted shares may be subject to vesting, which is tied to service, attainment of performance goals, or a combination of both, as determined by the Administrator. Recipients of restricted shares generally have all of the rights of a stockholder with respect to those shares, including voting rights, however any dividends and other distributions on restricted shares will generally be subject to the same restrictions and conditions as the underlying shares. No dividends will be paid for any restricted shares until such restricted shares vest.

Restricted Stock Units. RSUs may be granted under the 2023 Plan for no consideration. In general, RSUs awards will be subject to vesting, which may be tied to length of service, attainment of performance goals, or a combination of both, as determined by the Administrator. Settlement of RSUs may be made in the form of cash, shares or a combination thereof, as determined by the Administrator. Recipients of RSUs generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Administrator’s discretion and as set forth in the applicable RSU agreement, RSUs may provide for the right to dividend equivalents which will generally be subject to the same conditions and restrictions as the RSUs to which they relate. No dividend equivalents will be paid for any RSUs until such RSUs vest.

Performance Cash Awards. Performance cash awards may be granted under the 2023 Plan. Performance cash awards will be subject to the attainment of performance goals and may be subject to vesting that is tied to length of service. The Administrator shall determine the performance goals and other terms and conditions of performance cash awards.

Performance goals for the grant or vesting of awards under the 2023 Plan include earnings (before or after taxes); earnings per share; earnings before interest, taxes, depreciation and amortization; total stockholder return; stockholders equity or return on equity or average stockholders’ equity; return on assets, investment or capital employed; operating income; gross margin; operating margin; net operating income (before or after taxes); return on operating revenue; specified levels or changes in sales or revenue; expense or cost reduction; working capital;

economic value added; market share; cash flow; operating cash flow; cash flow per share; share price; debt reduction; customer satisfaction; contract awards or backlog; other objective corporate or individual strategic or individual performance goals; or other measures of performance selected by the Administrator.

Other Awards. The Administrator may grant other awards based in whole or in part by reference to shares of our common stock and may grant awards under other plans and programs that will be settled with shares issued under the 2023 Plan. The Administrator will determine the terms and conditions of any such awards. At the Administrator’s discretion and as set forth in the applicable other award agreement, other awards may provide for the right to dividends or dividend equivalents which will generally be subject to the same conditions and restrictions as the other awards to which they relate. No dividends or dividend equivalents will be paid for any other awards until such other awards vest.

Changes in Capitalization. In the event of certain changes in our capitalization, including a stock split, reverse stock split, a stock dividend, a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, adjustments will automatically be made to (a) the number and kind of shares reserved for issuance under the 2023 Plan, including the number of shares that may be issued under the 2023 Plan as ISOs, and (b) the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding awards. In the event of an extraordinary dividend, a recapitalization, a spin-off or similar occurrence, the Administrator may, in its sole discretion, make the foregoing adjustments as it deems appropriate.

Corporate Transactions. In the event that we are a party to a merger, consolidation, or a change in control transaction, all outstanding awards will be governed by the terms of the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which we are a party, in a manner determined by the Administrator). Such treatment may include any of the following actions with respect to each outstanding award:

•	the continuation, assumption, or substitution of an award by the surviving entity or its parent;

•

the cancellation of an outstanding award after an opportunity to exercise or the cancellation of an outstanding award in exchange for a payment equal to the value of the vested shares subject to such award less any applicable exercise price; or

•

the assignment of any reacquisition or repurchase rights held by us in respect of an award of restricted shares to the surviving entity or its parent (with proportionate adjustments made to the price per share to be paid upon exercise of such rights).

Unless an award agreements provides otherwise, if and to the extent an outstanding award is not continued, assumed or substituted by the surviving entity or its parent, such outstanding award held by a participant who is providing services as of the effective time of a change in control transaction (excluding due to a change in the composition of the board of directors) shall become fully vested and, if applicable, exercisable immediately prior to the effective time of the transaction and, in the case of an award subject to performance-based vesting conditions, such performance-based vesting conditions shall be deemed achieved at 100% of target levels.

The Administrator also has the discretion to provide for the acceleration of vesting upon the occurrence of a change in control, whether or not the award is to be assumed or replaced in the transaction, or in connection with a termination of the participant’s service following a transaction.

The Administrator is not required to treat all awards, or portions thereof, in the same manner.

For this purpose, a change in control transaction includes:

•	any person acquiring beneficial ownership of more than 50% of our total voting power;

•	the sale or other disposition of all or substantially all of our assets;

•

any merger or consolidation of Aldeyra where persons who were not stockholders of Aldeyra prior to such merger or consolidation own 50% or more of the total voting power of the surviving entity or its parent; or

•

a change in the composition of our board of directors as a result of which members of our board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of our board over a period of twelve months, unless the appointment or election of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board.

Recoupment. All awards granted under the 2023 Plan, all amounts paid under the 2023 Plan and all shares of our common stock issued under the 2023 Plan will be subject to recoupment, clawback or recovery by us in accordance with applicable law and policy adopted by us.

Amendments or Termination. Our board of directors may amend or terminate the 2023 Plan at any time and for any reason and no awards will be made under the 2023 Plan after it is terminated. If not terminated earlier by our board of directors, the 2023 Plan will automatically terminate on the 10th anniversary of the later of (i) the date our board of directors approved the 2023 Plan or (ii) the date when our board of directors approved the most recent increase in the number of shares reserved under the 2023 Plan that was also approved by our stockholders. If our board of directors amends the plan, it does not need to ask for stockholder approval of the amendment unless applicable law so requires. The termination or amendment of the 2023 Plan shall not affect any award previously granted.

Certain Federal Income Tax Aspects of Awards Granted Under the 2023 Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the 2023 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards granted under the 2023 Plan depend upon the type of award.

Incentive Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

Nonstatutory Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an NSO. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.

Restricted Shares. A participant who receives an award of restricted shares generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the cash, if any, paid for the shares. Alternatively a participant may make a one-time election to recognize income at the time the participant receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Units. In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Stock Appreciation Rights. In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding.

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and SARs are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or SAR was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (i) the end of our fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. Restricted share awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Tax Consequences to Aldeyra. We will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2023 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2023 Plan.

New Plan Benefits

Because the 2023 Plan is discretionary, benefits to be received by individual participants are not determinable, other than the grants currently provided for under our non-employee director compensation plan. See the section below entitled “Corporate Governance – Director Compensation – Non-Employee Director Compensation” for more detail on our non-employee director compensation plan.

Equity Compensation Plan Information

Please see the section of this proxy statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which our equity securities are authorized for issuance.

Required Vote and Recommendation of the Board of Directors for Proposal 4

The affirmative vote from the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve the 2023 Plan. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN.

CORPORATE GOVERNANCE

Code of Conduct

Our Board of Directors adopted a code of business conduct that applies to each of our directors, officers and employees. The full text of our code of business conduct is posted on the investor relations section of our website at http://ir.aldeyra.com. Any waiver of the code of business conduct for an executive officer or director may be granted only by our Board of Directors or a committee thereof and must be timely disclosed as required by applicable law. We have implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.

Board Composition

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of seven members. All of our directors, other than Dr. Brady, are independent within the meaning of the listing rules of The Nasdaq Stock Market (Nasdaq). Our Board of Directors is divided into three classes with staggered three- year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation, or removal. The classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s Board of Directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating/corporate governance committees be independent. The Nasdaq director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Our Board of Directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. The independent members of our Board of Directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of Martin J. Joyce, M.B.A., Gary M. Phillips, M.D. and Ben R. Bronstein, M.D. qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

Our Board of Directors is currently led by its chair, Dr. Douglas. Our Board of Directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of chief executive officer and chair of the Board of Directors in recognition of the differences between the two roles. The chief executive officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the chair of the Board of Directors presides over meetings of the full Board of Directors. We believe that this separation of responsibilities provides a balanced approach to managing the Board of Directors and overseeing us. Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee, a nominating/corporate governance committee, and a stock option committee. The composition of these committees meets the criteria for independence under, and the functioning of these committees comply with, the applicable requirements of the Sarbanes-Oxley Act of 2002, the current rules of The Nasdaq Capital Market, and SEC rules and regulations. We intend to comply with future requirements as they become applicable to us. Each committee has the composition and responsibilities described below.

Audit Committee

During our year ended December 31, 2022, our audit committee held four meetings. The current members of our audit committee are Martin J. Joyce, M.B.A.; Ben R. Bronstein, M.D.; and Gary M. Phillips, M.D.; each of whom is a non-employee member of the Board of Directors. Mr. Joyce serves as the chair of the audit committee.

The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships, and the audits of our financial statements. The full text of the audit committee’s charter is posted on the corporate governance section of our website at https://ir.aldeyra.com/corporate-governance. Pursuant to the audit committee charter, the functions of the committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and our disclosure controls and procedures;

•	meeting independently with our registered public accounting firm and management;

•	preparing the audit committee report required by SEC rules;

•	reviewing and approving or ratifying any related person transactions; and

•	overseeing our risk assessment and risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Capital Market. Our Board of Directors has determined that Mr. Joyce is an “audit committee financial expert” as defined by applicable SEC rules and has the financial sophistication required by the applicable Nasdaq rules and regulations.

Compensation Committee

During our year ended December 31, 2022, our compensation committee held two meetings and took one action by unanimous written consent. The current members of our compensation committee are Neal S. Walker, D.O.; Gary M. Phillips, M.D.; and Nancy B. Miller-Rich. Gary M. Phillips, M.D. serves as the chair of the compensation committee. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees.

The full text of the compensation committee’s charter is posted on the corporate governance section of our website at https://ir.aldeyra.com/corporate-governance. Pursuant to the compensation committee charter, the functions of this committee include:

•	evaluating the salary and performance-based compensation of our executive officers;

•	identifying the corporate and individual objectives governing compensation of our executive officers;

•	making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and approving the terms of material agreements with our executive officers;

•	overseeing and administering our equity incentive plans and employee benefit plans;

•	reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;

•	if and as applicable, furnishing the annual compensation committee report required by SEC rules; and

•

conducting a review of executive officer succession planning, as necessary; reporting its findings and recommendations to our Board of Directors; and working with the Board of Directors in evaluating potential successors to executive officer positions.

Our Board of Directors has determined that each of Neal S. Walker, D.O.; Gary M. Phillips, M.D.; and Nancy B. Miller-Rich is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Our chief executive officer and interim chief financial officer assist our compensation committee in carrying out its functions, although they do not participate in deliberations or decisions with respect to their own compensation. Since January 2015, our compensation committee has engaged the services of Pearl Meyer & Partners, LLC (Pearl Meyer), a nationally recognized compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors, and compare our compensation practices to the compensation practices of other companies. Pearl Meyer reports directly to the compensation committee. Pearl Meyer does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that, under applicable SEC rules or Nasdaq listing standards, Pearl Meyer does not have any conflicts of interest in advising the compensation committee.

Nominating/Corporate Governance Committee

During our year ended December 31, 2022, our nominating/corporate governance committee held one formal meeting. The current members of our nominating/corporate governance committee are Martin J. Joyce, M.B.A.; Ben R. Bronstein, M.D.; and Richard H. Douglas, Ph.D. Ben R. Bronstein, M.D. serves as the chair of the nominating/corporate governance committee.

The full text of the nominating/corporate governance committee’s charter is posted on the corporate governance section of our website at https://ir.aldeyra.com/corporate-governance. Pursuant to the nominating/corporate governance committee charter, the functions of this committee include, among other things:

•

identifying, evaluating, and making recommendations to our Board of Directors and our stockholders concerning nominees for election to our Board of Directors, to each of its committees and committee chairs;

•	annually reviewing the performance and effectiveness of our Board of Directors and developing and overseeing a performance evaluation process;

•	annually evaluating the performance of management, the Board of Directors, and each board committee against their duties and responsibilities relating to corporate governance;

•	annually evaluating adequacy of our corporate governance structure, policies, and procedures; and

•	generally advising the Board of Directors on corporate governance matters.

Our nominating/corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of our Company’s industry and market. Our nominating/corporate governance committee also considers other factors it deems appropriate, including, but not limited to:

•	the candidate’s relevant expertise and experience in offering advice and guidance to management;

•	the candidate’s experience in the business matters of biotechnology companies similarly sized and staged relative to that of Aldeyra;

•	the candidate having sufficient time to devote to our affairs;

•	the candidate having a proven track record in his or her field;

•	the candidate’s ability to exercise sound business judgment;

•	the candidate’s commitment to vigorously represent the long-term interests of our stockholders, including, but not limited to, upholding duties of care and loyalty;

•	whether or not a conflict of interest exists between the candidate and our business;

•	whether the candidate would be considered independent under applicable Nasdaq and SEC standards;

•	the current composition of the Board of Directors; and

•	our operating requirements.

In conducting this assessment, the nominating/corporate governance committee considers diversity, gender, age, skills, and such other factors as it deems appropriate given our then-current needs and the then-current needs of the Board of Directors, to maintain a balance of knowledge, experience, and capability. While diversity and variety of experiences and viewpoints represented on the Board of Directors should always be considered, the nominating/corporate governance committee believes that a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin, or sexual orientation or identity.

In the case of incumbent directors whose terms of office are set to expire, the nominating/corporate governance committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

When there is a vacancy on the Board of Directors, the nominating/corporate governance committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems it appropriate, a professional search firm. The nominating/corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The nominating/corporate governance committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

Our nominating/corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board of Directors or the nominating/

corporate governance committee for consideration. If one of our stockholders wishes to recommend a director candidate for consideration by the nominating/corporate governance committee, the stockholder recommendation should be delivered to our Corporate Secretary at our principal executive offices, and must include information regarding the candidate and the stockholder making the recommendation as required by our Bylaws.

Stock Option Committee

During our year ended December 31, 2022, our stock option committee did not hold any meetings and acted by written consent one time. The sole member of our stock option committee is Todd C. Brady, M.D., Ph.D. Pursuant to the stock option committee charter, the function of this committee includes, among other things, granting stock options to non-executive employees under our 2013 Equity Incentive Plan within certain grant guidelines specified in the stock option committee charter or as adopted from time to time by our Board of Directors or compensation committee. Guidelines include, but are not limited to, a cap of 250,000 options to any individual and 3,000,000 shares in the aggregate in any single calendar year.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Meetings of the Board of Directors

The full Board of Directors held seven meetings during our year ended December 31, 2022. No director attended fewer than 75% of the total number of meetings of the Board of Directors and any committees of the Board of Directors of which he or she was a member during our year ended December 31, 2022. It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We expect to schedule our annual meetings on the same day as a regularly scheduled Board of Directors meeting in order to facilitate attendance by the members of our Board of Directors. One of our directors attended our 2022 annual meeting of stockholders.

Board Oversight of Risk

Our Board of Directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board of Directors to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk. The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor, or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating/corporate governance committee manages risks associated with the independence of the Board of Directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.

Director Compensation

The following table sets forth information about the compensation of the non-employee members of our Board of Directors who served as a director during our year ended December 31, 2022. Other than as set forth in the table and described more fully below, during our year ended December 31, 2022, we did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the non-employee members of our Board of Directors. Dr. Brady, our chief executive officer, receives no compensation for his service as a director, and is not included in the table below. Dr. Douglas currently serves as chair of our Board of Directors.

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		Total ($)
Ben R. Bronstein, M.D.	$37,250	$155,406	(3)	$192,656
Richard H. Douglas, Ph.D.	$49,250	$176,681	(4)	$225,931
Martin J. Joyce, M.B.A.	$39,250	$158,952	(5)	$198,202
Nancy B. Miller-Rich	$32,500	$142,997	(6)	$175,497
Gary M. Phillips, M.D.	$38,750	$157,770	(7)	$196,520
Neal S. Walker, D.O.	$32,500	$142,997	(8)	$175,497

(1)

The amounts in this column represent the aggregate grant date fair value of option awards granted to the director during our fiscal year ended December 31, 2022, computed in accordance with FASB ASC Topic 718. See Note 12 to our financial statements included in the 2022 Annual Report for a discussion of our assumptions in determining the ASC 718 values of our option awards.

(2)

As of December 31, 2022, our non-employee directors held outstanding stock options as follows: Dr. Bronstein, 201,603 options; Dr. Walker, 187,967 options; Mr. Joyce 199,773 options; Dr. Phillips, 196,085 options; Dr. Douglas, 211,396 options; and Ms. Miller-Rich, 121,015 options. All of these options granted were made pursuant to our non-employee director compensation program.

(3)	On June 7, 2022, Dr. Bronstein was granted options to purchase an aggregate of 61,002 shares of our common stock at an exercise price per share of $3.60.
(4)	On June 7, 2022, Dr. Douglas was granted options to purchase an aggregate of 69,353 shares of our common stock at an exercise price per share of $3.60.
(5)	On June 7, 2022, Mr. Joyce was granted options to purchase an aggregate of 62,394 shares of our common stock at an exercise price per share of $3.60.
(6)	On June 7, 2022, Ms. Miller-Rich was granted options to purchase an aggregate of 56,131 shares of our common stock at an exercise price per share of $3.60.
(7)	On June 7, 2022, Dr. Phillips was granted options to purchase an aggregate of 61,930 shares of our common stock at an exercise price per share of $3.60.
(8)	On June 7, 2022, Dr. Walker was granted options to purchase an aggregate of 56,131 shares of our common stock at an exercise price per share of $3.60.

Non-Employee Director Compensation

For the year ended December 31, 2022, pursuant to our non-employee director compensation plan, each non-employee member of our Board of Directors received the following cash and equity compensation for board services, as applicable:

	Role	Annual Cash Retainer (1)	Initial Equity Grant (2)	Annual Equity Grant (5)
Board of Directors	Director	$30,000	Option to purchase $120,000 worth of shares of Common Stock (3)	Option to purchase $116,000 worth of shares of Common Stock
	Chair	$17,500	Option to purchase $30,000 worth of shares of Common Stock (4)	Option to purchase $30,000 worth of shares of Common Stock
Audit Committee	Chair	$7,500	Option to purchase $15,000 worth of shares of Common Stock (4)	Option to purchase $15,000 worth of shares of Common Stock
	Other	$3,750	Option to purchase	Option to purchase
	Member		$7,500 worth of shares of Common Stock (4)	$7,500 worth of shares of Common Stock
Compensation Committee	Chair	$5,000	Option to purchase $10,000 worth of shares of Common Stock (4)	Option to purchase $10,000 worth of shares of Common Stock
	Other	$2,500	Option to purchase	Option to purchase
	Member		$5,000 worth of shares of Common Stock (4)	$5,000 worth of shares of Common Stock
Nominating/Corporate Governance Committee	Chair	$3,500	Option to purchase $8,000 worth of shares of Common Stock (4)	Option to purchase $8,000 worth of shares of Common Stock
	Other	$1,750	Option to purchase	Option to purchase
	Member		$3,500 worth of shares of Common Stock (4)	$3,500 worth of shares of Common Stock

(1)	Annual cash retainers are payable quarterly.
(2)	Initial equity grants are automatically granted on the date the director is elected or appointed as a director, chair, member of a committee, or chair of a committee, as applicable.
(3)	The initial equity grant upon election or appointment as a director shall vest in three equal annual installments following the grant date.
(4)

Each initial equity grant shall be pro-rated for the number of whole months remaining until the anniversary of the prior year’s stockholders’ meeting, rounded down to the nearest whole share, and shall vest on the anniversary of the prior year’s stockholders’ meeting provided the director provides continuous service as a director through such date.

(5)

Annual equity grants are automatically granted on the date of each annual meeting of our stockholders and shall vest on the 1-year anniversary of the grant date provided the director provides continuous service as a director, member of the applicable committee, or chair, as applicable, through such date.

In addition, the following rules apply to initial and annual equity awards:

•	All of the awards will be automatically granted to each non-employee director in the form of non-statutory stock options issued under our 2013 Equity Incentive Plan;

•

The number of shares subject to a stock option is determined by using the Black-Scholes option valuation method to determine the value per option on the valuation date (the exercise price shall be the closing price of our common stock on the third trading day prior to the grant date);

•	All of the non-employee directors’ equity awards will become fully vested upon a Change in Control (as defined below) of our company; and

•	All such automatic director option grants to non-employee directors shall have a maximum term of ten years.

For purposes of our non-employee director compensation plans or programs, a non-employee director is a director who is not employed by us and who does not receive compensation from us, or have a business relationship with us that would require disclosure under certain rules of the SEC.

We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Change in Control means the occurrence of any of the following: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities representing more than fifty percent (50%) of the total voting power represented by our then-outstanding voting securities; (b) the consummation of the sale or disposition by us of all or substantially all of our assets; (c) the consummation of a merger or consolidation of our company with or into any other entity, other than a merger or consolidation that would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power of the voting securities of our company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (d) individuals who are members of our Board of Directors (the Incumbent Board) cease for any reason to constitute a majority of the members of our Board of Directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new member of our Board of Directors was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes hereof, be considered as a member of the Incumbent Board. A transaction shall not constitute a Change in Control under the definition set forth in the preceding sentence if its sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any equity or other benefit that provides for a deferral of compensation and which is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the Code), then notwithstanding anything to the contrary in this letter agreement or in any document governing such award, the transaction with respect to such equity or other benefit must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

Board Diversity

The following table provides information in a standardized matrix pursuant to NASDAQ Rule 5606 setting forth: (i) the total number of Company board members, and (ii) how those board members self-identify regarding gender, predefined race and ethnicity categories, and LGBTQ+ status.

Board Diversity Matrix (As of December 31, 2022)
Total Number of Directors			7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latino	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—	—
Did Not Disclose Demographic Background	—	—

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the Board of Directors or with an individual member of the Board of Directors may do so by writing to the Board of Directors or to the particular member of the Board of Directors, care of the Corporate Secretary, by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of May 9, 2023:

Name	Age	Position(s)
Todd C. Brady, M.D., Ph.D.	51	Chief Executive Officer and Director
Bruce Greenberg, M.B.A.	55	Senior Vice President Finance, Interim Chief Financial Officer
Stephen G. Machatha, Ph.D.	46	Chief Development Officer

Todd C. Brady, M.D., Ph.D. See biographical information set forth above under “Proposal 1 – Election of Directors – Nominees for Election as Class III Directors Whose Term Expires in 2023.”

Bruce Greenberg, M.B.A. joined Aldeyra in December 2019 as Vice President, Controller, and has served as our Interim Chief Financial Officer since May 2022. Mr. Greenberg has more than 25 years of accounting and financial operations experience. Prior to Aldeyra, from May 2017 to December 2019, he served as the Corporate Controller for Karyopharm Therapeutics Inc., which develops and commercializes drugs for use in oncological treatments. Previously, he held positions of increasing responsibility at KVH Industries, Inc., Berklee College of Music, Harvard Bioscience, Inc., and MKS Instruments, Inc. He began his career as a member of the audit practice of Ernst & Young LLP, where he focused on life science and technology clients. Mr. Greenberg, a certified public accountant, received his B.A. in Economics from Clark University and his M.B.A. in Accounting from Northeastern University’s D’Amore-McKim School of Business.

Stephen G. Machatha, Ph.D. joined Aldeyra in January 2016 as Vice President of Chemistry Manufacturing and Controls, was later appointed as Senior Vice President of Technical Operations in January 2019, and subsequently, Chief Development Officer in January 2021. Prior to joining Aldeyra, Dr. Machatha held scientific and product development roles of increasing responsibilities at Synageva Biopharmaceuticals (acquired by Alexion Pharmaceuticals), Cubist Pharmaceuticals (acquired by Merck & Co.), and CyDex Pharmaceuticals (acquired by Ligand Pharmaceuticals). Dr. Machatha attended the University of Arizona, where he received a Ph.D. in Pharmaceutical Sciences, an M.A. in Chemistry, and a B.Sc. in Chemistry.

EXECUTIVE COMPENSATION

As a “smaller reporting company”, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies.

Summary Compensation Table

The following table provides information concerning the compensation paid to our Chief Executive Officer and our next two most highly compensated executive officers for our year ended December 31, 2022. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan ($)		All Other Compensation ($)		Total ($)
Todd C. Brady, M.D., Ph.D.	2022	559,357	1,130,000	818,523	338,410	(2)	12,200	(3)	2,858,490
President and Chief Executive Officer	2021	547,097	545,908	2,050,361	300,903		11,400		3,455,670
Stephen G. Machatha, Ph.D.	2022	359,287	1,167,121	818,523	208,086	(4)	12,200	(3)	2,565,216
Chief Development Officer	2021	333,572	—	953,016	133,429		11,400		1,431,416
Bruce Greenberg, M.B.A.	2022	285,340	595,131	490,385	99,000	(2)	12,200	(3)	1,482,055
Senior Vice President of Finance, Interim Chief Financial Officer(5)

(1)

Reflects the aggregate grant date fair value of stock awards and option awards granted during the applicable year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our audited financial statements included in the 2022 Annual Report. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

(2)	Represents amounts paid under our 2022 performance bonus plan in March 2023.
(3)	Consists of annual matching contributions to the executives 401(k) plan account.
(4)	Represents amounts paid under our 2022 performance bonus plan in March 2023 and a one-time $50,000 bonus paid to Dr. Machatha in December 2022.
(5)	Mr. Greenberg was appointed as our Interim Chief Financial Officer in May 2022.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Employment Letter Agreements and Offer Letters

We currently maintain letter agreements and offer letters with each of Dr. Brady, Mr. Greenberg, and Dr. Machatha. The letter agreements and offer letters provide for the initial base salary for our executive officers and eligibility to receive an annual cash target bonus as determined by our Board or compensation committee, subject to his attainment of one or more pre-established performance goals established by our Board or compensation committee.

The table below sets for the 2023 base salary and target bonus as a percentage of base salary for Dr. Brady, Mr. Greenberg and Dr. Machatha.

Name	Base Salary ($)	Target Cash Incentive Award (% of Base Salary)
Todd C. Brady, M.D., Ph.D.	581,170	55
Stephen G. Machatha, Ph.D.	377,250	40
Bruce Greenberg, M.B.A.	330,000	35

The letter agreements and offer letters provide for at-will employment and, other than as set forth below under “Severance and Change in Control Benefits”, may be terminated at any time.

Equity Compensation

We offer stock options, restricted stock units and performance based cash units to our named executive officers as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us and provide additional grants annually.

In March 2022, Drs. Brady and Machatha and Mr. Greenberg were each granted an option to purchase shares of our common stock. The table below provides details regarding the foregoing grants.

Name	Number of Shares Underlying Option Grants		Exercise Price for Option Grants ($)(2)
Todd C. Brady, M.D., Ph.D.	250,000	(1)	4.52
Bruce Greenberg, M.B.A.	73,156	(1)	4.52
Bruce Greenberg, M.B.A.	100,000	(3)	3.50
Stephen G. Machatha, Ph.D.	250,000	(1)	4.52

(1)	Option vests in equal monthly installments over four years of service following January 1, 2022 provided the optionee remains in continuous service to us through each such vesting date.
(2)	The exercise price is equal to the closing price per share of our common stock on The Nasdaq Capital Market on the date of grant.
(3)	Option vests in equal monthly installments over four years of service following January 1, 2022 provided the optionee remains in continuous service to us through each such vesting date.

In addition, in March 2022, the compensation committee of our Board also awarded restricted stock units representing 250,000 shares of our common stock to Dr. Brady, and 64,395 shares of our common stock to Dr. Machatha. These awards vest in equal annual installments over four years of service following January 1, 2022. In March 2022, Dr. Brady was also granted 207,758 performance based cash units. The performance based cash units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $4.52.

In July 2022, the compensation committee of our Board granted Dr. Brady 604,308 cash based bonus units and Dr. Machatha 69,473 cash based bonus units. Subject to and conditioned upon the acceptance by the U.S. Food and Drug Administration of our submission of a New Drug Application for reproxalap, the cash based bonus units vest in four annual installments from the date of grant and entitle Drs. Brady and Machatha to receive a cash payment for each vested bonus unit, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the closing price per share of the our common stock on The Nasdaq Capital Market on the payment date. In addition, in July 2022, the compensation committee of our Board also awarded restricted stock units representing 185,605 shares of our common stock to Dr. Machatha and 126,087 shares of our common stock to Mr. Greenberg. These awards vest in equal annual installments over four years of service following July 15, 2022.

In February 2023, the compensation committee of our Board approved the grant of options to purchase 250,000 shares of our common stock to Dr. Brady; 110,028 shares of our common stock to Mr. Greenberg; and 220,258 shares of our common stock to Dr. Machatha. The exercise price for each of the options was $6.76 per share, which was the closing price of our common stock on The Nasdaq Capital Market on February 28, 2023. The options vest in equal monthly installments over four years of service following January 1, 2023 provided the named executive officer provides continuous service to us through such vesting dates. In addition, in February 2023, the compensation committee of our Board also awarded restricted stock units representing 238,750 shares of our common stock to Dr. Brady. The award vests in equal annual installments over four years of service following January 1, 2023.

As discussed below under “Severance and Change in Control Benefits,” stock options, restricted stock units and performance based cash units granted or awarded to our named executive officers are generally subject to accelerated vesting in the event such officer is subject to an involuntary termination or if we experience a change in control.

Severance and Change in Control Benefits

Pursuant to their letter agreements and offer letters, in addition to any equity acceleration provided for in our Change in Control Plan, as amended and restated, (the CIC Plan) discussed below, if we terminate the employment of any of our named executive officers without cause or in the case of Dr. Brady, if Dr. Brady resigns for good reason, then such named executive will be eligible to receive:

•	continued payment of base salary for 9 months (12 months in the case of Dr. Brady);

•

a lump-sum cash payment equal to the greater of such executive’s target bonus for the year in which such termination occurs or the actual bonus paid to the executive with respect to our most recently completed fiscal year; and

•

payment by us of the monthly premiums under COBRA for such executive and their eligible dependents for up to 9 months (12 months in the case of Dr. Brady) following the termination of such executive’s employment.

Such payments are contingent on the officer’s executing and not revoking a release of claims against us. “Cause” means an officer’s:

•	unauthorized use or disclosure of our confidential information or trade secrets;

•	material breach of any agreement with us;

•	material failure to comply with our written policies or rules;

•	conviction of, or plea of “guilty” or “no contest” to, a felony;

•	gross negligence or willful misconduct;

•	continuing failure to perform assigned duties after receiving written notification of such failure from our Board of Directors; or

•	failure to cooperate in good faith with a governmental or internal investigation of us or our directors, officers, or employees if such cooperation has been requested.

“Good Reason” means a resignation within 12 months after one of the following conditions has come into existence without the officer’s consent, but only if such officer has provided us with written notice of such condition within 90 days after it has come into existence and we have failed to cure such condition within 30 days after we receive such notice:

•	a reduction in such executive officer’s base salary or target bonus by more than 10%;

•	a material reduction of such executive officer’s authority, duties, or responsibilities, including reporting relationships; or

•	a relocation of such executive officer’s principal workplace by more than 50 miles.

In March 2017, the compensation committee of our Board of Directors approved and established the CIC Plan and in August 2021, the compensation committee of our Board of Directors amended and restated the CIC Plan. The CIC Plan provides for the accelerated vesting for outstanding (i) unvested equity awards and/or (ii) unvested performance based cash unit awards issued under our Management Cash Incentive Plan (the Management Plan) held by our eligible employees who are subject to a qualifying employment termination in connection with a change in control, including our executive officers. The CIC Plan provides for acceleration of 100% of the unvested equity and/or performance based cash unit awards issued under the Management Plan held by our executive officers in the event the officer’s employment is terminated without cause, or the officer resigns for good reason, in each case within 3 months before or 12 months following a change in control. In connection with the adoption of the CIC Plan, Dr. Brady waived the “single trigger” acceleration of his equity awards on consummation of a change in control provided for in his offer letter. In addition, the CIC Plan shall replace any and all change of control provisions provided for in the equity or equity based awards granted to Dr. Brady prior to the establishment of the CIC Plan.

For the purpose of the CIC Plan, the following terms have the definitions set forth below:

A termination for “cause” means termination by us of the executive officer’s employment by reason of the occurrence of any one or more of the following: (i) an act or acts of personal dishonesty taken by the executive officer and intended to result in substantial personal enrichment of the executive officer at our expense; (ii) repeated violations by the executive officer of the executive officer’s duties and obligations (other than as a result of incapacity due to physical or mental illness) that are demonstrably willful and deliberate on the executive officer’s part, that are committed in bad faith or without reasonable belief that such violations are in our best interests, and that are not remedied in a reasonable period of time after receipt of written notice from us; (iii) indictment or plea of nolo contendere of the executive officer of a felony involving moral turpitude; or (iv) the material breach of the executive’s proprietary information and inventions agreement.

“Change in Control” means the occurrence of any of the following: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities representing more than fifty percent (50%) of the total voting power represented by our then-outstanding voting securities; (ii) the consummation of the sale or disposition by us of all or substantially all of our assets; (iii) the consummation of a merger or consolidation of our company with or into any other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power of the voting securities of our company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or the Incumbent Board ceases for any reason to constitute a majority of the members of our Board of Directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new member of our Board of Directors was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the CIC Plan, be considered as a member of the Incumbent Board. A transaction shall not constitute a Change in Control under the definition set forth in the preceding sentence if its sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction.

“Good reason” means (i) a material diminution in the executive officer’s base salary or target bonus by more than 10%, except in connection with company-wide cost reduction; (ii) a material diminution in the executive officer’s authority, duties, or responsibilities with respect to our company or any successor or acquiring entity, including, without limitation, any requirement that an officer who is our chief executive officer report to anyone other than to the Board of Directors of our ultimate parent entity (the “Ultimate Parent”) or that an executive officer (other than our chief executive officer) report to anyone other than the chief executive officer of the Ultimate Parent; (iii) a breach of a material provision of the executive officer’s employment or other written agreement governing employment with us (it being understand that a change in title without the executive officer’s consent shall be a material breach); or (iv) a relocation of the executive officer’s principal workplace by more than 50 miles from where the executive officer performed services prior to the relocation, without the executive officer’s prior consent. However, good reason shall not exist unless (i) the executive officer has given written notice to us within 90 days of the initial existence of the good reason event or condition(s) giving specific details regarding the event or condition; (ii) we have failed to cure such event or condition within 30-days of receiving such notice; and (iii) the executive officer resigns within 30 days of the expiration of the 30-day cure period provided for in clause (ii) provided that we have not cured the event or condition.

We do not offer any tax gross-up payments to our executive team for any change-of-control payments, although we may decide to do so in the future.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all other full-time employees. We do not provide our named executive officers with perquisites or other personal benefits.

Stockholder Engagement

At our 2022 annual meeting of stockholders, our annual say-on-pay proposal for our 2022 compensation program received support from approximately 88% of the votes cast by our stockholders on the matter. To confirm the majority affirmative outcome of the advisory vote, we continued with our proactive stockholder engagement program to seek stockholder input on our executive compensation program. In 2022 and 2023, our management and the Chair of our compensation committee communicated with several of our largest stockholders, and solicited their feedback on our executive compensation policies.

As part of our stockholder engagement effort, we provided further detail on our compensation decision process, beginning with selecting a group of peer companies at a similar size and stage of development, benchmarking against the peer group to determine a competitive range, and targeting our compensation within that range in order to attract, retain, and motivate the personnel to achieve our goals.

From this stockholder engagement effort, along with feedback we received during investor meetings throughout the year and input from our professional advisers concerning executive compensation trends, our major stockholders have not expressed significant concerns about the general design of our equity incentive program, which consists of grants of stock options and restricted stock units as the primary incentive vehicles. We encourage stockholders to take into account the feedback we received during meetings meeting with stockholders as part of our annual stockholder outreach program.

Restrictions on Trading

Our Amended and Restated Insider Trading Policy prohibits our employees (including officers) and directors, or any of their designees, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities (i) granted to the employee or director as part of the compensation of the employee or director; or (ii) held, directly or indirectly, by the employee or director. In addition, our employees (including officers) and directors may not pledge our equity securities held by them without the prior clearance of our securities compliance officer.

Outstanding Equity Awards at Fiscal 2022 Year-End

The following tables show certain information regarding outstanding equity awards, including, but not limited to, restricted stock unit awards, held by our named executive officers as of December 31, 2022. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Severance and Change in Control Benefits” above.

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested		Number of Securities Underlying Unexercised Options Unvested(#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or unit of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity Incentive Plan Awards: number of unearned shares units or other rights that have not vested (#)	Equity Incentive Plan Awards: market or payout value of unearned shares, units or other rights that have not yet vested ($)
Todd C Brady, M.D., Ph.D.	9/8/2013	192,084		—	—	0.552	9/7/2023
	9/8/2013	48,021		—	—	0.552	9/7/2023
	9/8/2013	32,953		—	—	0.552	9/7/2023
	10/30/2013	96,042		—	—	4.56	10/29/2023
	5/7/2014	76,068		—	—	8.00	5/6/2024
	6/3/2015	90,000		—	—	7.85	6/2/2025
	3/16/2016	250,000		—	—	4.59	3/15/2026
	3/3/2017	250,000		—	—	5.10	3/2/2027
	3/6/2018	217,293		—	—	8.60	3/5/2028
	3/5/2019	244,791	(2)	5,209		8.05	3/4/2029
	3/5/2019							62,500	(3)	435,000
	3/2/2020	182,291	(4)	67,709		3.78	3/1/2030
	3/2/2020							125,000	(5)	870,000
	4/12/2021	119,791	(6)	130,209		11.71	4/11/2031
	4/12/2021							34,965	(7)	243,356
	3/30/2022	57,291	(8)	192,709		4.52	3/29/2032
	3/30/2022							250,000	(9)	1,740,000
Bruce Greenberg, M.B.A.	12/12/2019	33,738	(10)	11,262		5.32	12/11/2029
	3/5/2020	14,583	(4)	5,417		3.57	3/4/2030
	3/22/2021	28,020	(6)	30,457		12.24	3/21/2031
	4/18/2021	14,010	(6)	15,229		11.28	4/17/2031
	3/4/2022	22,916	(8)	77,084		3.50	3/3/2032
	3/30/2022	16,764	(8)	56,392		4.52	3/29/2032
	7/15/2022							126,087	(11)	877,566
Stephen G. Machatha, Ph.D.	4/5/2016	35,000		—		4.60	4/4/2026
	3/10/2017	26,200		—		5.25	3/9/2027
	3/1/2018	45,573		—		8.35	2/28/2028
	3/5/2019	61,687	(2)	1,313		8.05	3/4/2029
	3/2/2020	98,845	(4)	36,715		3.78	3/1/2030
	4/12/2021	55,679	(6)	60,522		11.71	4/11/2031
	3/30/2022	57,291	(8)	192,709		4.52	3/29/2032
	3/30/2022							64,395	(9)	448,189
	7/15/2022							185,605	(11)	1,291,811

(1)

Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of our Common Stock on December 31, 2022, which was $6.96. The actual value (if any) to be realized by the officer depends on whether the shares vest and the future performance of our Common Stock.

(2)	Option vests in equal monthly installments over four years following January 1, 2019.
(3)

Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2019 provided the grantee provides continuous service to us through each such vesting date.

(4)	Option vests in equal monthly installments over four years following January 1, 2020.
(5)

Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2020 provided the grantee provides continuous service to us through each such vesting date.

(6)	Option vests in equal monthly installments over four years following January 1, 2021.
(7)

Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2021 provided the grantee provides continuous service to us through each such vesting date.

(8)	Option vests in equal monthly installments over four years following January 1, 2022.
(9)

Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2022 provided the grantee provides continuous service to us through each such vesting date.

(10)

Option vests with respect to 25% of the shares after 12 months of continuous service with us following December 12, 2019, with the balance becoming exercisable in equal monthly installments over the next 36 months of continuous service provided thereafter.

(11)	Restricted stock unit award vests in equal annual installments over four years of service following July 15, 2022 provided the grantee provides continuous service to us through each such vesting date.

In addition to the amounts set forth in the table above, on March 5, 2019, Dr. Brady was granted 45,329 performance based cash units (the “March 2019 Performance Units”). The March 2019 Performance Units vested in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $8.05. Upon the completion of vesting of the March 2019 Performance Units, the value of our common stock had not exceeded the March 2019 Performance Units base value of $8.05. Accordingly, Dr. Brady did not receive a cash payment in connection with the completion of vesting of the March 2019 Performance Units. On March 2, 2020, Dr. Brady was granted 450,865 performance based cash units. The performance based cash units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $3.78. On March 15, 2022, Dr. Brady was granted 207,758 performance based cash units. The performance based cash units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $4.52. On July 15, 2022, Dr. Brady was granted 604,308 cash based bonus units and Dr. Machatha was granted 69,473 cash based bonus units. Subject to and conditioned upon the acceptance by the U.S. Food and Drug Administration of our submission of a New Drug Application for reproxalap, the cash based bonus units vest in four annual installments from the date of grant and entitle Drs. Brady and Machatha to receive a cash payment for each vested bonus unit, on the earlier of (i) four (4) years from the date of grant or (ii) a change of control, equal in value to the closing price per share of the our common stock on The Nasdaq Capital Market on the payment date.

Pay Versus Performance Disclosure

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between the executive “compensation actually paid” to our principal executive officer (PEO) and our other NEOs and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” (CAP) to our named executive officers (or NEOs), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (SCT) in previous years, as the SEC’s valuation methods for this disclosure differ from those required in the SCT. The values do not necessarily represent the actual compensation received by the NEOs nor how the Compensation Committee evaluates and determines executive compensation levels. For our NEOs other than our PEO, compensation is reported as an average.

Year	SCT Total for PEO(1)	CAP to PEO(1)(2)(3)	Average SCT Total for Non- PEO NEOs (4)	Average CAP to Non-PEO NEOs (2)(3)(4)	Year End Value of $100 Invested on 12/31/20 Based on Total Shareholder Return (TSR)	Net Income (in $000s)(5)
2022	$2,858,490	$10,614,223	$2,023,636	$3,308,975	$101.46	($62,025)
2021	$3,455,670	$188,614	$1,639,775	$738,617	$58.31	($57,776)

(1)

The PEO for both years included in the table is Todd C. Brady, M.D., Ph.D., our chief executive officer. The dollar amounts reported in this column are the amounts of total compensation reported for Dr. Brady in the “Total” column of the SCT in the applicable fiscal year.

(2)	In accordance with SEC rules, deductions from and additions to, total compensation reported in the SCT by year to calculate Compensation Actually Paid include:

		PEO		Average Non-PEO NEOs
		2022	2021	2022	2021
SCT Total		$ 2,858,490	$3,455,670	$2,023,636	$1,639,775

Adjustments for Equity Awards
Deduct:	Grant date values in SCT	-$ 1,948,523	-$2,596,269	-$1,535,579	-$1,092,375
Add:	Year-end fair value of unvested awards granted in the current year	$ 7,938,000	$ 593,081	$2,448,681	$ 216,628
Add:	Year-over-year difference of year-end fair values for unvested awards granted in prior years	$ 1,486,804	-$2,349,775	$ 179,149	-$ 518,890
Add:	Fair values at vest date for awards granted and vested in current year	$ 196,282	$ 383,137	$ 166,207	$ 204,125
Add:	Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$ 83,170	$ 702,770	$ 26,880	$ 289,354
Deduct:	Forfeitures during current year equal to prior year-end fair value	$ 0	$ 0	$ 0	$ 0

Total Adjustments for Equity Awards		$ 7,755,733	-$3,267,056	$1,285,339	-$ 901,158

CAP		$10,614,223	$ 188,614	$3,308,975	$ 738,617

(3)	The following summarizes the valuation assumptions used for stock option awards included as part of CAP:

•	Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/fiscal year end (FYE) date.

•	Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.

•	Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.

•	Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

•	Represents annual dividend yield on each vest/FYE date.

(4)	Non-PEO NEO averages reflect the following executives by year:

•	2022: Bruce Greenberg, and Stephen G. Machatha

•	2021: Joshua Reed, and Stephen G. Machatha

The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the SCT in the applicable fiscal year.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year.

Narrative Disclosure

Our compensation committee makes executive compensation decisions independent of SEC disclosure requirements.

Relationship Between Compensation Actually Paid and Total Shareholder Return

The following chart illustrates the relationship between CAP to our PEO and Non-PEO NEOs (averaged), and our Company’s TSR over the reporting period. A significant portion of our NEOs’ compensation consists of equity awards. As a result, as demonstrated in the chart below, the amount of CAP to our NEOs is aligned with our cumulative TSR over the two-year period presented below.

Relationship Between Compensation Actually Paid (“CAP”) and Net Income

The following chart illustrates the relationship between Compensation Actually Paid (“CAP”) to our PEO and Non-PEO NEOs (averaged), and our Net Income over the reporting period. While we are required by SEC rules to disclose the relationship between our net income and compensation “actually paid” to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2022, with respect to shares of our common stock that may be issued, subject to certain vesting requirements, under our existing equity compensation plans, including our 2013 Equity Incentive Plan (2013 Plan), 2010 Employee, Director and Consultant Equity Incentive Plan (2010 Plan), and our 2016 Employee Stock Purchase Plan (2016 ESPP).

	A		B		C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)
Equity compensation plans approved by security holders	6,588,585	(1)	$5.90	(2)	6,411,874	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	6,588,585	(1)	$5.90	(2)	6,411,874	(3)

(1)

Of these shares, 1,184,603 were underlying then outstanding restricted stock unit awards, 5,005,435 were subject to options then outstanding under the 2013 Plan, and 398,547 were subject to options then outstanding under the 2010 Plan.

(2)	Does not take into account restricted stock units, which have no exercise price.
(3)

Represents 4,625,881 shares of common stock available for issuance under our 2013 Plan and 1,785,993 shares of common stock available for issuance under our 2016 ESPP. No shares are available for future issuance under the 2010 Plan. Our 2013 Plan provides for annual increases in the number of shares available for issuance thereunder on the first day of each fiscal year equal to the lower of: (1) 6% of the total number of shares of common stock outstanding at that time; or (2) such other amount as our board of directors may determine. Our 2016 ESPP provides for annual increases in the number of shares available for issuance thereunder on the first day of each fiscal year equal to the lesser of: (1) 1% of the shares of common stock outstanding at that time; and (2) such other amount as our board of directors may determine. On January 3, 2023, an additional 3,513,605 shares became available for future issuance under the 2013 Plan and an additional 585,601 shares became available for future issuance under the 2016 ESPP. The additional shares from the annual increase on January 3, 2023 are not included in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 9, 2023 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our current executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

The table below is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through May 9, 2023.

The percentage ownership is based upon 58,576,350 shares of common stock outstanding as of May 9, 2023. For purposes of the table below, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty (60) days of May 9, 2023 and common stock subject to restricted stock unit awards that will vest within sixty (60) days of May 9, 2023 to be outstanding and to be beneficially owned by the person holding the options or restricted stock unit award for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Suite 320, Lexington, Massachusetts 02421.

Name of Beneficial Owner	Number of Shares		Percentage
5% or Greater Stockholders
Perceptive Advisors LLC	11,350,085	(1)	19.4%
Named Executive Officers and Directors
Todd C. Brady, M.D., Ph.D.	2,904,018	(2)	4.8%
Bruce Greenberg, M.B.A.	180,019	(3)	*
Stephen G. Machatha, Ph.D.	491,781	(4)	*
Ben R. Bronstein, M.D.	159,245	(5)	*
Richard H. Douglas, Ph.D.	267,043	(6)	*
Martin J. Joyce, M.B.A.	161,346	(7)	*
Nancy B. Miller-Rich	64,884	(8)	*
Gary M. Phillips, M.D.	143,530	(9)	*
Neal S. Walker, D.O.	138,086	(10)	*
All current executive officers and directors as a group (9 persons)	4,509,952	(11)	7.3%

*	Less than 1% of the outstanding shares of common stock.
(1)

Perceptive Advisors LLC and Joseph Edelman beneficially own 11,350,085 shares of common stock, all of which are held by Perceptive Life Sciences Master Fund Ltd, a private investment fund to which Perceptive Advisors LLC serves as the investment manager. Mr. Edelman is the managing member of Perceptive Advisors LLC. The address for Perceptive Advisors LLC, Perceptive Life Sciences Master Fund Ltd and Joseph Edelman is 51 Astor Place, 10th Floor, New York, NY 10003. The foregoing information in this footnote is based on a Schedule 13G/A filed by Perceptive Advisors LLC, Perceptive Life Sciences Master Fund Ltd and Joseph Edelman on February 14, 2023.

(2)	Includes options to purchase 1,960,793 shares of common stock that may be exercised within 60 days of the Record Date.
(3)	Includes options to purchase 172,206 shares of common stock that may be exercised within 60 days of the Record Date.
(4)	Includes options to purchase 452,209 shares of common stock that may be exercised within 60 days of the Record Date and 211 shares of common stock held by his spouse.
(5)	Includes options to purchase 140,601 shares of common stock that may be exercised within 60 days of the Record Date.
(6)	Includes options to purchase 142,043 shares of common stock that may be exercised within 60 days of the Record Date.
(7)	Includes options to purchase 137,379 shares of common stock that may be exercised within 60 days of the Record Date.
(8)	Includes options to purchase 64,884 shares of common stock that may be exercised within 60 days of the Record Date.
(9)	Includes options to purchase 134,155 shares of common stock that may be exercised within 60 days of the Record Date.
(10)	Includes options to purchase 131,836 shares of common stock that may be exercised within 60 days of the Record Date.
(11)	Includes options to purchase 3,336,106 shares of common stock that may be exercised within 60 days of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at yearend for the last two completed fiscal years; and

•

any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Employment Agreements

We have entered into offer letters with our named executive officers. For more information regarding these agreements, see the section of this prospectus entitled “Executive Compensation - Narrative Disclosure to Compensation Tables.”

Indemnification Agreements

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines, and settlement amounts, among others, incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee, or agent of another entity at our request. We believe that these provisions in our amended and restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

Equity Grants and Awards to Executive Officers and Directors

We have granted equity to our executive officers and certain of our directors as more fully described in the section entitled “Management - Director Compensation” and “Executive Compensation.”

Policies and Procedures for Related Party Transactions

Pursuant to our code of conduct and audit committee charter, any related party transaction or series of transactions with an executive officer, director, or any of such persons’ immediate family members or affiliates, in which the amount, either individually or in the aggregate, involved exceeds $120,000 must be presented to our audit committee for review, consideration, and approval. All of our directors and executive officers are required to report to our audit committee any such related party transaction. In approving or rejecting the proposed transactions, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the risks, costs, and benefits to us; the terms of the transaction; the availability of other sources for comparable services or products; and, if applicable, the impact on a director’s independence. Our audit committee shall approve only those transactions that, in light of known circumstances, are consistent with our and our stockholders’ interests, as our audit committee determines in good faith.

AUDIT COMMITTEE REPORT

The information contained in the following report of Aldeyra’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Aldeyra specifically incorporates it by reference.

Review of Audited Financial Statements for the Year Ended December 31, 2022

The audit committee has reviewed and discussed with Aldeyra’s management and BDO USA, LLP the audited financial statements of Aldeyra for the year ended December 31, 2022. The audit committee has also discussed with BDO USA, LLP the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The audit committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB and the SEC regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with BDO USA, LLP its independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the 2022 Annual Report for filing with the SEC. Submitted by the audit committee of the Board of Directors:

Martin J. Joyce, M.B.A. (Chair)

Ben R. Bronstein, M.D.

Gary M. Philips, M.D.

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Aldeyra may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, in the envelope provided.

THE BOARD OF DIRECTORS

Lexington, Massachusetts

May 23, 2023

APPENDIX A

ALDEYRA THERAPEUTICS, INC.

2023 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The Plan was adopted by the Board on May 18, 2023, and will become effective immediately upon its approval by the Company’s stockholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares, Restricted Stock Units, Performance Cash Awards and Other Awards. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.3 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and Awards granted under the Plan, (d) determine whether, when and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions, including Performance Goals, have been satisfied, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States, the Administrator may vary from the provisions of the Plan (other than any requiring stockholder approval pursuant to Article 13.3) to the extent it determines it necessary and appropriate to do so.

2.4 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all interested parties.

2.5 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 5,450,000 Common Shares and (b) any Common Shares subject to outstanding awards under the Predecessor Plan on or after the Effective Date that subsequently are forfeited, cancelled or expire before being exercised or settled in full and thereupon become available for grant under the Plan pursuant to Section 3.2. The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Shares Returned to Reserve. To the extent that Options, SARs, Restricted Stock Units or Other Awards are forfeited, cancelled or expire for any reason before being exercised or settled in full, the Common Shares subject to such Options, SARs and Restricted Stock Units shall again become available for issuance under the Plan. If Restricted Stock or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or, subject to Article 5.6 and Article 6.7, repurchase right at no greater than their original exercise or purchase price (if any), then such Common Shares shall again become available for issuance under the Plan. Further, to the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of shares available for issuance under the Plan.

Notwithstanding the foregoing, the following Common Shares shall not again become available for issuance under this Article 3.2: (i) Common Shares subject to an Award not delivered to a Participant because the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”), (ii) if a SAR is settled in Common Shares, the number of shares subject to the SAR that are not delivered to the Participant upon such settlement, (iii) Common Shares subject to an Award not delivered to a Participant because such Common Shares are withheld to satisfy tax withholding obligations related to the Award or are applied to pay the Exercise Price of an Option or SAR, (iv) Common Shares tendered by a Participant (either through actual delivery or attestation) to pay the Exercise Price of an Option or SAR, or (v) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an Option.

3.3 Awards Not Reducing Share Reserve in Article 3.1. To the extent permitted under applicable stock exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.4 Code Section 422 and Other Limits. Subject to adjustment in accordance with Article 9:

(a) No more than 5,450,000 Common Shares may be issued under the Plan upon the exercise of ISOs.

(b) No Participant shall be paid more than $5,000,000 in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan

(c) The aggregate grant date fair value of Awards granted to an Outside Director during any one fiscal year of the Company, together with the value of any cash compensation paid to the Outside Director during such fiscal year, may not exceed $750,000 (on a per-Director basis); provided however that the limitation that will apply in the fiscal year in which the Outside Director is initially appointed or elected to the Board shall instead be $1,000,000. For purposes of this limitation, the grant date fair value of an Award shall be determined in accordance with the assumptions that the Company uses to estimate the value of share-based payments for financial reporting purposes. For the sake of clarity, neither Awards granted, nor compensation paid, to an individual for his or her service as an Employee or Consultant, but not as an Outside Director, shall count towards this limitation.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may be granted to both Employees and other Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Administrator may provide for accelerated exercisability in the event of the Optionee’s death or disability. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6 Modification of Options. No modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded) without stockholder approval.

5.7 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d) Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The Administrator may provide for accelerated exercisability in the event of the Optionee’s death or disability. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7 Modification of SARs. No modification of a SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded) without stockholder approval.

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards (except to the extent prohibited by Article 5.6 and Article 6.7), promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares shall be subject to vesting and/or other conditions as the Administrator may determine. The Administrator may provide for accelerated exercisability in the event of the holder’s death or disability. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.

7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, shall require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Award with respect to which the dividends were paid. If any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid. For the avoidance of doubt, no dividends will be paid for any Restricted Shares until such Restricted Shares vest.

7.5 Modification of Restricted Shares. No modification of Restricted Shares shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Shares.

ARTICLE 8. RESTRICTED STOCK UNITS.

8.1 Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Restricted Stock Units shall be subject to vesting, as determined by the Administrator. The Administrator may provide for accelerated exercisability in the event of the holder’s death or disability. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.

8.4 Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents shall be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. If any dividend equivalents are paid with respect to Restricted Stock Units, then such dividends shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach. For the avoidance of doubt, no dividend equivalents will be paid for any Restricted Stock Units until such Restricted Stock Units vest.

8.5 Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.

8.6 Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

8.7 Modification of Restricted Stock Units. No modification of a Restricted Stock Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Stock Unit.

8.8 Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made to the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.4;

(b) The number and kind of shares covered by each outstanding Option, SAR, and Restricted Stock Unit; and/or

(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:

(a) The continuation of such outstanding Award by the Company (if the Company is the surviving entity);

(b) The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

(d) In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or becomes vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;

(e) The cancellation of such Award and a payment to the Participant with respect to each share subject to the Award equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”). Such payment may be made in installments and may be deferred until the date or dates when such Award would have become exercisable or the Common Shares subject to such Award would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Award would have become exercisable or such Common Shares subject to such Award would have vested. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Award as exempt from Code Section 409A. If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that an Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4). For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or

(f) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

Unless an Award Agreement provides otherwise, if and to the extent an outstanding Award is not continued, assumed or substituted as provided for in clauses (a), (b) or (c) above, such outstanding Award held by a Participant who remains a Service Provider as of the effective time of a merger, consolidation or Change in Control (other than one described in Article 14.6(d)) (a “Current Participant”) shall become fully vested and, if applicable, exercisable immediately prior to the effective time of the transaction and, in the case of an Award subject to performance-based vesting conditions, such performance-based vesting conditions shall be deemed achieved at 100% of target levels. The foregoing shall not apply to an Award held by a Participant who is not a Current Participant unless an Award Agreement provides otherwise or unless the Company and the acquirer agree otherwise.

For avoidance of doubt, the Administrator shall have the discretion to provide for the acceleration of vesting upon the occurrence of a Change in Control in the event of an involuntary termination prior to or following the Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10. OTHER AWARDS.

10.1 Performance Cash Awards. A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.

10.2 Other Awards. Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of Awards not specifically described herein and may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan (“Other Awards”). The Administrator may provide for accelerated exercisability in the event of the holder’s death or disability. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3. If any dividends or dividend equivalents are paid with respect to Other Awards, then such dividends or dividend equivalents shall be subject to the same conditions and restrictions as the Other Awards to which they attach. For the avoidance of doubt, no dividends or dividend equivalents will be paid for any Other Awards until such Other Awards vest.

ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan. For the avoidance of doubt, no dividends or dividend equivalents will be paid or credited to an unvested and unexercised Option or SAR.

11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In no event may an Award be transferred for any consideration including (without limitation) in exchange for cash or securities.

11.5 Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Common Shares issued under the Plan shall be subject to recoupment, clawback or recovery by the Company in accordance with applicable law and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards thereunder.

11.6 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

ARTICLE 12. TAXES.

12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.4 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the later of (a) the date when the Board adopted the Plan or (b) the date when the Board approved the most recent increase in the number of Common Shares reserved under Article 3 that was also approved by the Company’s stockholders. The Plan shall serve as the successor to the Predecessor Plan, and no further Awards may be made under the Predecessor Plan after the Effective Date.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 14. DEFINITIONS.

14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Restricted Stock Unit award, a Performance Cash Award or an Other Award.

14.4 “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

14.6 “Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.7 “Code” means the Internal Revenue Code of 1986, as amended.

14.8 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.9 “Common Share” means one share of the Company’s common stock.

14.10 “Company” means Aldeyra Therapeutics, Inc., a Delaware corporation.

14.11 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

14.12 “Effective Date” means the date on which the Company’s stockholders approve the Plan.

14.13 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.15 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.16 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of the Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.

14.17 “ISO” means an incentive stock option described in Code Section 422(b).

14.18 “NSO” means a stock option not described in Code Sections 422 or 423.

14.19 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.20 “Optionee” means an individual or estate holding an Option or SAR.

14.21 “Outside Director” means a member of the Board who is not an Employee.

14.22 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.23 “Participant” means an individual or estate holding an Award.

14.24 “Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.

14.25 “Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates.

14.26 “Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.

14.27 “Plan” means this Aldeyra Therapeutics, Inc. 2023 Equity Incentive Plan, as amended from time to time.

14.28 “Predecessor Plan” means the Company’s 2013 Equity Incentive Plan, as amended.

14.29 “Restricted Share” means a Common Share awarded under the Plan.

14.30 “Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

14.31 “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

14.32 “Restricted Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

14.33 “SAR” means a stock appreciation right granted under the Plan.

14.34 “SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

14.35 “Securities Act” means the Securities Act of 1933, as amended.

14.36 “Service Provider” means any individual who is an Employee, Outside Director or Consultant, including any prospective Employee, Outside Director or Consultant who has accepted an offer of employment or service and will be an Employee, Outside Director or Consultant after the commencement of their service.

14.37 “Stock Option Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

14.38 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date

14.39 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing standards.

APPENDIX A

PERFORMANCE CRITERIA

The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Restricted Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:

• Earnings (before or after taxes)	• Sales or revenue

• Earnings per share	• Expense or cost reduction

• Earnings before interest, taxes and depreciation	• Working capital

• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)

• Total stockholder return	• Market share

• Return on equity or average stockholders’ equity	• Cash measures including cash flow and cash balance

• Return on assets, investment or capital employed	• Operating cash flow

• Operating income	• Cash flow per share

• Gross margin	• Share price

• Operating margin	• Debt reduction

• Net operating income	• Customer satisfaction

• Net operating income after tax	• Stockholders’ equity

• Return on operating revenue	• Contract awards or backlog

• Objective corporate or individual strategic goals	• Objective individual performance goals

• Other measures of performance selected by the Administrator

SCAN TO VIEW MATERIALS & VOTE ALDEYRA THERAPEUTICS, INC. 131 HARTWELL AVE. LEXINGTON, MA 02421 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM EDT on June 29, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM EDT on June 29, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V18944-P95052 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALDEYRA THERAPEUTICS, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR ALL on the following proposal: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of two Class III Directors Nominees: 01) Todd C. Brady, M.D., Ph.D. 02) Martin J. Joyce The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For Against Abstain 2. To ratify the appointment of BDO USA, LLP as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2023. 3. To approve, on a non-binding, advisory basis, the compensation of Aldeyra Therapeutics, Inc.’s named executive officers. 4. To approve the adoption of the Aldeyra Therapeutics, Inc. 2023 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V18945-P95052 ALDEYRA THERAPEUTICS, INC. Annual Meeting of Stockholders June 30, 2023 This proxy is solicited by the Board of Directors The undersigned hereby appoints Todd C. Brady, M.D., Ph.D. and Bruce Greenberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aldeyra Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, EDT on June 30, 2023, at Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, MA 02421, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side